UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 7, 2000
                                                         ---------------

                         Commission File Number 0-21884


                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                 59-1688986
              -------                                 ----------
(State or Other Jurisdiction of                    (I.R.S. Employer
 Incorporation or Organization)                    Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                           --------------


                                       N/A
                            ------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.

         The following financial statements of business acquired are filed as exhibits hereto:

         Exhibit 99.1 - Financial Statements of MET-Rx USA, Inc. and MET-Rx Substrate Technology, Inc. as of December 31, 1998.

         Independent Auditors' Report

         Combined Balance Sheet as of December 31, 1998

         Combined Statement of Operations for the year ended December 31, 1998

         Combined Statement of Stockholders' (Deficit) Equity for the year ended December 31, 1998

         Combined Statement of Cash Flows for the year ended December 31, 1998

         Notes to Combined Financial Statements

         Exhibit 99.2 - Unaudited Financial Statements of MET-Rx Nutrition, Inc. as of September 30, 1999 and for the Nine Months Then Ended.

         Combined Balance Sheet as of September 30, 1999

         Combined Statement of Operations for the nine months ended September 30, 1999

         Combined Statement of Cash Flows for the nine months ended September 30, 1999

         (b)      Pro Forma Financial Information.

         The following pro forma consolidated financial statements of business acquired are filed as exhibits hereto:

         Exhibit 99.3 - Unaudited Pro Forma Combined Financial Statements of Rexall Sundown, Inc. as of and for the Three Months Ended November 30, 1999 and Combined Income Statement for the Year Ended August 31, 1999

         Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 1999

         Unaudited Pro Forma Consolidated Statement of Income for the year ended August 31, 1999

         Unaudited Pro Forma Consolidated Statement of Income for the three months ended November 30, 1999

         Notes to Unaudited Pro Forma Combined Financial Statements

         (c)      Exhibits

         99.1 Financial Statements of MET-Rx USA, Inc. and MET-Rx Substrate Technology, Inc. as of December 31, 1998.

         99.2 Unaudited Financial Statements of MET-Rx Nutrition, Inc. as of September 30, 1999 and for the Nine Months Then Ended.

         99.3 Unaudited Pro Forma Combined Financial Statements of Rexall Sundown, Inc. as of and for the Three Months Ended November 30, 1999 And Combined Income Statement for the Year Ended August 31, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                REXALL SUNDOWN, INC.


Date:  March 21, 2000           By: /s/ Damon DeSantis
                                    ------------------
                                    Name:  Damon DeSantis
                                    Title: President and Chief Executive Officer